UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 9, 2008

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-3492 (Commission File Number)	No. 75-2677995 (IRS Employer Identification No.)

1401 McKinney, Suite 2400, Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)
(713) 759-2600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On September 9, 2008, Halliburton Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), with Citigroup Global Markets Inc., Greenwich Capital Markets, Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein (the “Underwriters”), in connection with the offer and sale of $400,000,000 aggregate principal amount of the Company’s 5.90% Senior Notes due 2018 (the “2018 Notes”) and $800,000,000 aggregate principal amount of the Company’s 6.70% Senior Notes due 2038 (the “2038 Notes” and, together with the 2018 Notes, the “Notes”). A copy of the Underwriting Agreement is attached as an exhibit to this filing and incorporated by reference herein. The description of the Underwriting Agreement is qualified in its entirety by the provisions of the Underwriting Agreement.
     The Notes will be issued under an Indenture, dated as of October 17, 2003 (the “Base Indenture”), as supplemented with respect to the Notes by the Fourth Supplemental Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), dated as of September 12, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank. The Base Indenture is incorporated by reference herein. A copy of the Supplemental Indenture is attached as an exhibit to this filing and incorporated by reference herein.
     The Company will pay interest on the Notes of each series on March 15 and September 15 of each year, beginning on March 15, 2009. The 2018 Notes will mature on September 15, 2018, and the 2038 Notes will mature on September 15, 2038. The Company may redeem some of the Notes of each series from time to time or all of the Notes of each series at any time at the redemption prices, plus accrued and unpaid interest, as set forth in the Supplemental Indenture. The Notes are the Company’s general, senior unsecured indebtedness and rank equally with all of the Company’s existing and future senior unsecured indebtedness. The Notes will effectively rank junior to any future secured indebtedness of the Company, to the extent of the value of the collateral securing such indebtedness, unless and to the extent the Notes are entitled to be equally and ratably secured.
     The offering of the Notes is being made pursuant to a registration statement on Form S-3 (No. 333-149368) of the Company (the “Registration Statement”). The Registration Statement was automatically effective upon acceptance by the Securities and Exchange Commission (the “SEC”) on February 25, 2008. Certain terms of the Notes and the Indenture are further described in the prospectus dated February 22, 2008, together with the prospectus supplement dated September 9, 2008 filed with the SEC on September 10, 2008 pursuant to Rule 424(b)(2) under the Securities Act of 1933, which description is incorporated by reference herein. The description of the Notes is qualified in its entirety by the provisions of the Notes and the Indenture.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Indenture and the Supplemental Indenture is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.
     In connection with the offering of the Notes, the Company is filing certain exhibits as part of this Current Report on Form 8-K that are to be incorporated by reference in their entirety into the Company’s Registration Statement.

Item 9.01	Financial Statements and Exhibits.
          (c) Exhibits.
1.1	Underwriting Agreement, dated September 9, 2008, among the Company and Citigroup Global Markets Inc., Greenwich Capital Markets, Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters identified therein.

4.1*	Indenture, dated as of October 17, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q for the quarter ended September 30, 2003, File No. 001-03492).

4.2	Fourth Supplemental Indenture, dated as of September 12, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank.

4.3	Form of Global Note for the Company’s 5.90% Senior Notes due 2018 (included as part of Exhibit 4.2).

4.4	Form of Global Note for the Company’s 6.70% Senior Notes due 2038 (included as part of Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included as part of Exhibit 5.1).

*	Incorporated by reference.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY
Date: September 12, 2008	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger Assistant Secretary

EXHIBIT INDEX

Exhibit Number		Description
1.1
Underwriting Agreement, dated September 9, 2008, among the Company and Citigroup Global Markets Inc., Greenwich Capital Markets, Inc. and HSBC Securities (USA) Inc., as representatives of the several underwriters identified therein.

4.1	*
Indenture, dated as of October 17, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank (incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q for the quarter ended September 30, 2003, File No. 001-03492).

4.2		Fourth Supplemental Indenture, dated as of September 12, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank.

4.3		Form of Global Note for the Company’s 5.90% Senior Notes due 2018 (included as part of Exhibit 4.2).

4.4		Form of Global Note for the Company’s 6.70% Senior Notes due 2038 (included as part of Exhibit 4.2).

5.1		Opinion of Baker Botts L.L.P.

23.1		Consent of Baker Botts L.L.P. (included as part of Exhibit 5.1).

*	Incorporated by reference.